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                                                                      Exhibit 23

                                    [LOGO]
      [LETTERHEAD OF GERSON, PRESTON, ROBINSON & COMPANY, P.A.]

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Form 10-KSB of our report dated October 28,2002, relating to the financial statements of Non-Invasive Monitoring Systems,Inc.

                                           Gerson Preston Robinson & Company P.A
                                           CERTIFIED PUBLIC ACCOUNTANTS


Miami Beach, Florida
October 28, 2002